Earning (Loss) Per Share	12 Months Ended
Dec. 31, 2023
Earning (Loss) Per Share [Abstract]
EARNING (LOSS) PER SHARE

NOTE 16 – EARNING (LOSS) PER SHARE:

Basic net earnings (loss) per share is computed by dividing net earnings (loss) attributable to ordinary shareholders of Xylo Technologies by the weighted average number of ordinary shares outstanding for the reporting periods.

Diluted net earnings (loss) per share is computed by dividing the basic net loss per share including adjustment of the dilutive effect of the Company’s revaluation of warrants, by the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period. Diluted shares outstanding include the dilutive effect of in-the-money options using the treasury stock method.

The following table presents the numerator and denominator of the basic and diluted net loss per share computations:

	Year ended December 31,
	2023	2022	2021
Numerator (USD in thousands):
Net income (loss) for the year attributable to Xylo Technologies	(16,025)	(9,815)	6,794

Denominator (in thousands):
Weighted average number of ordinary shares used for basic and diluted earnings (loss) per share calculation	25,292	24,385	23,036

Net earnings (loss) per share attributable to Xylo Technologies (USD):
Basic	(0.63)	(0.40)	0.2
Diluted	(0.63)	(0.40)	0.2

“Related Parties” – As defined in IAS 24 – ‘Related Party Disclosures” (hereinafter- “IAS 24”)

Key management personnel of the Company - included together with other entities, in the said definition of “Related Parties” mentioned in IAS 24.